Income Tax	12 Months Ended
Mar. 31, 2026
Income Tax Disclosure [Abstract]
Income Tax

Note 10 - Income Tax

a)	Income tax

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain. Additionally, the Cayman Islands does not impose a withholding tax on payments of dividends to shareholders.

Hong Kong

On March 21, 2018, the Hong Kong Legislative Council passed The Inland Revenue (Amendment) (No. 7) Bill 2017 (the “Bill”) which introduces the two-tiered profits tax rates regime. The Bill was signed into law on March 28, 2018 and was gazette on the following day. Under the two-tiered profits tax rates regime, the first 2 million Hong Kong Dollar (“HKD”) of profits of the qualifying entity will be taxed at 8.25%, and profits above HKD2 million will be taxed at 16.5%. Payments of dividends by the Hong Kong subsidiary to the Company is not subject to withholding tax in Hong Kong.

PRC

The Company’s PRC subsidiary, the VIE and its subsidiaries were incorporated in the PRC and are subject to PRC Enterprise Income Tax (“EIT”) on the taxable income in accordance with the relevant PRC income tax laws. On March 16, 2007, the National People’s Congress enacted a new enterprise income tax law, which took effect on January 1, 2008. The law applies a uniform 25% enterprise income tax rate to both foreign invested enterprises and domestic enterprises. For the years ended March 31, 2026 and 2025, Jiangxi Alphabet, Shenzhen Ruanyun, Huizuoye, Ruanyun Zhitou and WFOE were qualified as “Small Enterprise with Low Profit” entities in accordance with PRC tax laws. Jiangxi Yunxiaotong, Gongqing Yunxiao, and Chongqing Huizhi were qualified as “Small Enterprise with Low Profit” entities in accordance with PRC tax laws for the year ended March 31, 2026. These entities received a preferential income tax rate of 5%.

The current PRC EIT Law imposes a 10% withholding income tax for dividends distributed by foreign invested enterprises to their immediate holding companies outside the PRC. A lower withholding tax rate will be applied if there is a tax treaty arrangement between the PRC and the jurisdiction of the foreign holding company. Distributions to holding companies in Hong Kong that satisfy certain requirements specified by the PRC tax authorities, for example, will be subject to a 5% withholding tax rate.

The components of loss before income taxes are as follows：

	For the Years Ended March 31,
	2026	2025
Non PRC	$—	$—
PRC	(7,885,573)	(519,707)
	$(7,885,573)	$(519,707)

Reconciliation of the differences between PRC statutory income tax rate and the Company, its wholly-owned subsidiaries, VIE and VIE’s subsidiaries’ effective income tax rate for the years ended March 31, 2026 and 2025 are as follows:

	For the Years Ended March 31,
	2026	2025
Statutory income tax rate	25.00%	25.00%
Increase (decrease) in effective income tax rate resulting from
Preferential tax rate in China(1)	(4.00%)	(12.41%)
Non-deductible expenses	(2.89%)	(3.06%)
Additional deduction of research and development expenses	(2.46%)	(17.84%)
Change in valuation allowance	(15.37%)	8.31%
Effective tax rate	0.28%	—

(1) WFOE and VIE’s subsidiaries Shenzhen Ruanyun, Jiangxi Alphabet and Huizuoye Ruanyun Zhitou and WFOE were subject to a favorable tax rate of 5% for the years ended March 31, 2026 and 2025. Jiangxi Yunxiaotong, Gongqing Yunxiao, and Chongqing Huizhi were subject to a favorable tax rate of 5% for the years ended March 31, 2026. Jiangxi Ruanyun was recognized as a high-tech enterprise and received a preferential income tax rate of 15%. For the years ended March 31, 2026 and 2025 the tax saving as the result of the favorable tax rate amounted to nil and nil respectively, and per share effect of the favorable tax rate were nil and nil.

b)	Deferred tax assets

The principal components of deferred tax assets and deferred tax liabilities are as follows:

	As of March 31,
	2026	2025
Deferred tax assets
Allowance for doubtful accounts receivables and other receivables	$880,066	$59,881
Operating lease	—	—
Net operating loss carrying forwards	1,792,122	2,139,793
Total deferred tax assets	2,672,188	2,199,674

Deferred tax liabilities
Operating lease right of use assets	—	—

Deferred tax assets	2,672,188	2,199,674
Less: Valuation allowance	(2,672,188)	(2,199,674)
Deferred tax assets, net	$—	$—

In assessing the recoverability of its deferred tax assets, the Company, its wholly-owned subsidiaries, VIE and VIE’s subsidiaries consider whether some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company, its wholly-owned subsidiaries, VIE and VIE’s subsidiaries consider the cumulative earnings and projected future taxable income in making this assessment. Recovery of substantially all of the Company, its wholly-owned subsidiaries, VIE and VIE’s subsidiaries’ deferred tax assets is dependent upon the generation of future income, exclusive of reversing taxable temporary differences.

As of March 31, 2026 and 2025, the Company, its wholly-owned subsidiaries, VIE and VIE’s subsidiaries incurred accumulated net operating losses. As of March 31, 2026, the Company, its wholly-owned subsidiaries, VIE and VIE’s subsidiaries had net operating loss carry forwards of approximately $7,325,115 derived from entities in the PRC, which can be carried forward per tax regulation to offset future taxable income. The PRC taxable losses will expire from 2023 to 2027 if not utilized.

The management believes that it is more likely than not that the accumulated net operating losses and other deferred tax assets will not be utilized in the foreseeable future. Accordingly, the Company, its wholly-owned subsidiaries, VIE and VIE’s subsidiaries have provided full valuation allowance for the deferred tax assets as of March 31, 2026 and 2025.

The changes in valuation allowance for the years ended March 31, 2026 and 2025 are as follows:

	For the Years Ended March 31,
	2026	2025
Balance at the beginning of the year	$2,199,674	$2,283,883
Additions of valuation allowance	472,514	(84,209)
Balance at the end of the year	$2,672,188	$2,199,674

The provisions of ASC 740-10-25, “Accounting for Uncertainty in Income Taxes,” prescribe a more-likely-than-not threshold for consolidated financial statement recognition and measurement of a tax position taken (or expected to be taken) in a tax return. This interpretation also provides guidance on the recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, and related disclosures. The Company does not believe that there was any uncertain tax position as of March 31, 2026 and 2025.

The Company has evaluated the potential applicability of the OECD’s Pillar Two global minimum tax rules, including the Income Inclusion Rule (IIR) and Undertaxed Profits Rule (UTPR). As of the reporting date, the Company is incorporated in the Cayman Islands and conducts substantially all of its operations in PRC. The Company’s annual consolidated revenue is below the €750 million threshold established under the Pillar Two framework. In addition, the PRC has not enacted domestic legislation implementing Pillar Two rules as of March 31, 2026, and the Cayman Islands does not impose corporate income taxes. Accordingly, the Company has concluded that it is not currently subject to the global minimum tax regime, and no top-up tax or related deferred tax impact has been recorded in the consolidated financial statements.